MONEY MARKET





                           ADVANTUS MONEY MARKET FUND, INC.

           SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2000


                                                         [ADVANTUS LOGO]

MONEY MARKET

[COVER ART]

ADVANTUS MONEY MARKET FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     5

STATEMENT OF ASSETS AND LIABILITIES           7

STATEMENT OF OPERATIONS                       8

STATEMENTS OF CHANGES IN NET ASSETS           9

NOTES TO FINANCIAL STATEMENTS                10

SHAREHOLDER SERVICES                         13

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Americans are enjoying the longest period of economic expansion in U.S. history. This period of growth, which began in March of 1992, recorded its eighth year of uninterrupted growth in March. To date, the Federal Reserve's actions to slow the nation's growth engine have not dramatically impacted the upward trend. Despite the run-up in interest rates over the past year, housing starts and auto sales, indicators of a robust economy, remain strong.

Around the globe we are seeing economic growth accelerate, albeit at a modest pace. Asia is rapidly recovering from the economic debacle of the late 90s. The Bank of Japan has kept interest rates near zero to further assist that country's recovery. In Europe, the Central Bank raised rates to support a weak euro and guard against inflation. Latin American economies, such as Brazil, are showing signs of increasing strength (e.g., lower inflation, job creation). No country comes close to the sustained economic vigor of the U.S., but many of the world's economies are growing.

Volatility in the stock market was frequent and dramatic throughout the six-months, with the wildest of the ride coming in early April, shortly after this reporting period ended. The first calendar quarter of the new millennium was a time of contrasts. For the first two months, the broad market was slightly down, with the growth sector of technology rising and the value sectors of the market falling. March was a reversal, with a strong rally in traditional value stocks and a pullback in the technology arena, adding to the market tumult. Technology, however, continues to drive the increased spending in businesses. As tech spending increases, so does productivity.

Interest rates also showed a mixed picture. The Federal Reserve raised the Fed Funds rate five times between June 1999 and March 2000. Each time only
 .25 percent, a cumulative increase of 1.25 percent over this 10-month period. However, longer maturity Treasury bond prices rose and their yields declined as the U.S. Treasury used some of the budget surplus to begin buying back Treasury bonds. Meanwhile, corporate bond yields increased.

In the pages that follow, your Fund's portfolio manager will give you his insight on the Fund's performance for this reporting period. Also, we are pleased to announce that you can now access your Advantus Funds data online through the Advantus web site: www.advantusfunds.com. To learn how you can access your Advantus Fund information through our internet site, call Advantus Shareholder Services at 1-800-665-6005.

We value your business and want to make doing business with us as easy for you as possible. Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS MONEY MARKET FUND

PERFORMANCE UPDATE

[PHOTO]

STEVEN S. NELSON, CFA
PORTFOLIO MANAGER
The Advantus Money Market
Fund is a mutual fund
designed for investors
seeking a high level of
current income consistent
with preservation of capital
and maintenance of liquidity.
The Fund seeks to achieve its
objective by concentrating
investments in short-term
money market instruments
including U.S. Treasury
Bills, high grade commercial
paper and bank certificates
of deposit.

  - Seeks to maintain stable net asset value.

  - Free checkwriting and telephone redemption.

  - Dividends declared daily and paid monthly.

INVESTMENT IN THE ADVANTUS MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OTHER FEDERAL AGENCY, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

PERFORMANCE

For the six-month period ended March 31, 2000, the Advantus Money Market Fund earned a total return of 2.45 percent.* This compares to the three-month U.S. Treasury Bill, which earned 2.66 percent for the same period. The seven-day compound yield of the Fund was 5.19 percent* for the same period.

PERFORMANCE ANALYSIS
Over the past six months short-term interest rates increased sharply, long-term interest rates declined (after rising significantly) and the yield curve inverted. The yield on the three-month U.S. Treasury Bill increased 104 basis points (1.4 percent) to yield 5.89 percent at March 31, 2000. At the same time, the yield on the 30-year Treasury Bond declined 22 basis points to yield
5.84 percent at quarter end (this was significantly lower, however, from mid-January when the yield on the 30-year Treasury Bond peaked at
6.75 percent). Ongoing strength in the U.S. economy, lingering inflation fears and three more 25 basis point (.25 percent) increases in the Federal Funds rate contributed to the increase in short-term rates during this reporting period. Including the last three increases, the Fed has increased the Federal Funds rate on five occasions over the past nine months. In spite of the Fed's moves, long-term Treasury rates declined rapidly in February and March of 2000 (again, after having peaked in mid-January). A strong fiscal position in the U.S. coupled with the government's plan to repurchase longer-term Treasury Bonds, as well as investors' perceptions that inflation will remain in check, provided the impetus for long Treasury rates to rally.

Over the past six months the total return of the 3-month and 6-month U.S. Treasury Bills over the quarter was 2.66 percent and 2.52 percent, respectively. As a result of the increase in short-term interest rates, yields on money market portfolios are at relatively attractive levels, especially considering that they continue to provide excellent liquidity and stability.

Financial markets globally continue to experience extreme volatility from day to day. The past six months was no exception, as investors witnessed dramatic swings in equity values - particularly technology stocks - while corporate bond spreads widened significantly. Despite the volatility, high-quality U.S. corporate commercial paper continued to offer excellent safety and liquidity as well as attractive yields. For example, yields offered by a number of large, high-quality issuers on 90-day commercial paper were near six percent as the period ended.

The Advantus Money Market Fund has approximately 95 percent of its assets invested in high quality corporate commercial paper (i.e., commercial paper that is rated A-1 or higher by Standard and Poor's and P-1 by Moody's). The Fund's holdings continue to be well diversified over a variety of stable industries and do not include any holdings in the more volatile brokerage sector. Our goal throughout this reporting period has been to maintain the average days to maturity of the Fund in the range of 40 to 50 days. To that end, the average days to maturity at March 31, 2000 stood at 47 days.

OUTLOOK

Despite the steady rise in short-term interest rates over the past six months, we feel that short-term rates could still edge higher as additional Fed tightening moves will probably be necessary to slow the economy and keep inflation in check. Over the next quarter we expect to see one or possibly two additional increases in the Fed Funds rate after the Fed meetings in May and June. We anticipate that high quality commercial paper yields over this period will likely stay near six percent and continue to offer investors a safe and attractive return compared to other longer-term fixed income opportunities.

*Historical performance is not an indication of future performance.

                                AVERAGE DAYS TO MATURITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          NUMBER OF DAYS
10/05/99              58
10/12/99              57
10/19/99              62
10/26/99              62
11/02/99              64
11/09/99              64
11/16/99              61
11/23/99              56
11/30/99              55
12/07/99              56
12/14/99              57
12/21/99              55
12/28/99              48
01/04/00              57
01/11/00              52
01/18/00              57
01/25/00              68
02/01/00              69
02/08/00              60
02/15/00              54
02/22/00              48
02/29/00              52
03/07/00              53
03/14/00              49
03/21/00              46
03/28/00              47
03/31/00              47

                                 SEVEN-DAY COMPOUND YIELD*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          PERCENTAGE
10/05/99       4.49%
10/12/99       4.56%
10/19/99       4.35%
10/26/99       4.41%
11/02/99       5.00%
11/09/99       4.77%
11/16/99       4.92%
11/23/99       4.86%
11/30/99       4.97%
12/07/99       4.93%
12/14/99       5.03%
12/21/99       5.04%
12/28/99       5.05%
01/04/00       5.12%
01/11/00       5.12%
01/18/00       4.98%
01/25/00       5.12%
02/01/00       5.11%
02/08/00       5.11%
02/15/00       5.06%
02/22/00       4.76%
02/29/00       5.33%
03/07/00       5.10%
03/14/00       5.22%
03/21/00       5.23%
03/28/00       5.18%
03/31/00       5.19%

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical performance is not an indication of future performance.

                                                      ADVANTUS MONEY MARKET FUND
                                                       INVESTMENTS IN SECURITIES

                                                                  MARCH 31, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

PRINCIPAL                                                                             VALUE(A)
---------                                                                          ---------------
COMMERCIAL PAPER (100.1%)
  BASIC MATERIALS (12.4%)
    Agriculture Products (3.9%)
$1,515,000   Archer-Daniels-Midland Company...................   6.171%  05/25/00    $ 1,501,294
                                                                                     -----------
    Chemicals (5.3%)
 1,045,000   E.I. DuPont de Nemours & Company.................   5.954%  05/26/00      1,035,708
 1,030,000   E.I. DuPont de Nemours & Company.................   5.922%  06/02/00      1,019,741
                                                                                     -----------
                                                                                       2,055,449
                                                                                     -----------
    Paper and Forest (3.2%)
 1,240,000   Kimberly Clark Corporation (c)..................    6.158%  05/25/00      1,228,805
                                                                                     -----------
  COMMUNICATION SERVICES (5.2%)
    Telephone (5.2%)
 2,000,000   Bellsouth Telecommunications.....................   5.923%  04/06/00      1,998,379
                                                                                     -----------
  CONSUMER CYCLICAL (12.1%)
    Hardware and Tools (3.2%)
 1,250,000   The Stanley Works................................   6.004%  04/17/00      1,246,719
                                                                                     -----------
    Publishing (3.7%)
 1,420,000   The McGraw-Hill Companies, Inc...................   6.209%  05/31/00      1,405,653
                                                                                     -----------
    Retail (5.2%)
 2,000,000   Wal-Mart Stores..................................   5.922%  04/05/00      1,998,703
                                                                                     -----------
  CONSUMER STAPLES (22.3%)
    Beverage (4.9%)
 1,900,000   Coca-Cola Enterprises, Inc.......................   5.940%  04/13/00      1,896,297
                                                                                     -----------
    Entertainment (3.4%)
 1,355,000   Walt Disney Company..............................   6.251%  10/13/00      1,311,130
                                                                                     -----------
    Food (14.0%)
 1,520,000   Bestfood.........................................   6.256%  06/22/00      1,498,932
 1,900,000   General Mills, Inc...............................   5.911%  04/04/00      1,899,077
 2,000,000   H.J. Heinz Company...............................   5.921%  04/04/00      1,999,027
                                                                                     -----------
                                                                                       5,397,036
                                                                                     -----------
  FINANCIAL (23.1%)
    Auto Finance (10.4%)
$2,060,000   Ford Motor Credit................................   5.946%  09/29/00    $ 2,000,997
 2,035,000   GMAC.............................................   5.839%  05/19/00      2,019,494
                                                                                     -----------
                                                                                       4,020,491
                                                                                     -----------
    Commercial Finance (3.6%)
 1,387,000   Bell Atlantic Network Funding....................   6.096%  04/19/00      1,382,843
                                                                                     -----------

              See accompanying notes to investments in securities.

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES - CONTINUED

PRINCIPAL                                                                             VALUE(A)
---------                                                                          ---------------
FINANCIAL--CONTINUED
    Consumer Finance (9.1%)
 2,000,000   Ciesco LP (c)...................................    5.974%  04/12/00      1,996,406
 1,500,000   GTE Funding, Inc.................................   6.155%  04/18/00      1,495,712
                                                                                     -----------
                                                                                       3,492,118
                                                                                     -----------
  HEALTH CARE (10.5%)
    Drugs (6.5%)
 1,000,000   American Home Products Corporation (c)..........    5.959%  04/10/00        998,533
 1,515,000   Schering Plough Corporation......................   5.996%  05/02/00      1,507,324
                                                                                     -----------
                                                                                       2,505,857
                                                                                     -----------
    Medical Products/Supplies (4.0%)
 1,565,000   Johnson & Johnson (c)...........................    6.065%  07/05/00      1,540,678
                                                                                     -----------
  UTILITIES (14.5%)
    Electric Companies (14.5%)
 1,500,000   Alabama Power Company............................   5.986%  04/14/00      1,496,809
 1,485,000   Florida Power Corporation........................   6.132%  04/17/00      1,481,019
 1,100,000   MidAmerica Energy................................   6.157%  04/20/00      1,096,486
 1,510,000   Potomac Electric Power Company...................   6.023%  04/24/00      1,504,290
                                                                                     -----------
                                                                                       5,578,604
                                                                                     -----------
             Total commercial paper (cost: $38,560,056)..........................     39,577,969
                                                                                     -----------
  DEBENTURE (2.7%)
    Household Products (2.7%)
 1,000,000   Premark International, Inc.......................  10.500%  09/15/00      1,017,913
                                                                                     -----------
                                                                                     -----------
             Total Debenture (cost: 1,017,913)...................................      1,017,913
                                                                                     -----------

MONEY MARKET FUND (.7%)
   271,637   Federated Money Market Obligation Trust--Prime
              Obligation Fund, current rate...................  5.800%                271,637
                                                                                  -----------
             Total short-term securities (cost: $271,637).......................      271,637
                                                                                  -----------
             Total investments in securities (cost: $39,849,606) (b)............  $39,849,606
                                                                                  ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at March 31, 2000.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors.

                                                      ADVANTUS MONEY MARKET FUND
                                             STATEMENT OF ASSETS AND LIABILITIES

                                                                  MARCH 31, 2000

                                                                     (UNAUDITED)

                      ASSETS
Investments in securities, at amortized
 cost - see accompanying schedule for
 detailed listing......................  $39,849,606
Cash in bank on demand deposit.........          14
Receivable for Fund shares sold........      44,776
Accrued interest receivable............      10,563
Other receivables......................       2,018
                                         ----------
    Total assets.......................  39,906,977
                                         ----------
                    LIABILITIES
Payable for investment securities
 purchased.............................         364
Payable for Fund shares redeemed.......   1,370,635
Dividends payable to shareholders......       3,923
Payable to Adviser.....................      28,526
                                         ----------
    Total liabilities..................   1,403,448
                                         ----------
Net assets applicable to outstanding
 capital stock.........................  $38,503,529
                                         ==========
Represented by:
  Capital stock - authorized 10 billion
  shares of $.01 par value; outstanding
  38,503,529 shares....................  $  385,035
  Additional paid-in capital...........  38,118,494
                                         ----------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $38,503,529
                                         ==========
Net asset value per share..............  $     1.00
                                         ==========

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
STATEMENT OF OPERATIONS
PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000

(UNAUDITED)

Investment income:
  Interest.............................  $1,170,666
                                         ---------
Expenses (note 3):
  Investment advisory fee..............    102,566
  Rule 12b-1...........................     54,890
  Administrative services fee..........     30,600
  Transfer agent fees..................    125,610
  Custodian fees.......................      3,360
  Auditing and accounting services.....      8,847
  Legal fees...........................      4,000
  Registration fees....................     22,000
  Printing and shareholder reports.....     44,712
  Insurance............................      1,770
  Directors' fees......................        421
  Other................................      2,018
                                         ---------
    Total expenses.....................    400,794
                                         ---------
Less fees and expenses waived or
  absorbed by the Adviser and
  Distributor
  Rule 12b-1 fees......................    (54,890)
  Other fund expenses..................   (171,541)
                                         ---------
    Total fees and expenses waived or
     absorbed..........................   (226,431)
                                         ---------
    Total net expenses.................    174,363
                                         ---------
    Investment income - net............    996,303
                                         ---------
Net increase in net assets resulting
  from operations......................  $ 996,303
                                         =========

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
 PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000 AND YEAR ENDED SEPTEMBER 30, 1999

                                                                     (UNAUDITED)

                                             2000          1999
                                         ------------  -------------
Operations:
  Investment income - net..............  $    996,303  $   2,176,959
                                         ------------  -------------
    Increase in net assets resulting
      from operations..................       996,303      2,176,959
                                         ------------  -------------
Distributions to shareholders from net
  investment income....................      (996,303)    (2,176,959)
Capital share transactions at a
  constant net asset value of $1.00
  Proceeds from sales..................    62,103,993     92,025,759
  Proceeds from issuance of shares as a
    result of reinvested dividends.....       969,423      2,143,222
  Payments for redemption of shares....   (65,772,643)  (113,867,509)
                                         ------------  -------------
    Decrease in net assets from capital
      share transactions...............    (2,699,227)   (19,698,528)
                                         ------------  -------------
    Total decrease in net assets.......    (2,699,227)   (19,698,528)
Net assets at beginning of period......    41,202,756     60,901,284
                                         ------------  -------------
Net assets at end of period............  $ 38,503,529  $  41,202,756
                                         ============  =============

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The Advantus Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

    The significant accounting policies of the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    All securities are valued at the close of each business day. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value of $1.00.

    Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

(2) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 2000, purchases of securities and proceeds from sales aggregated $138,529,038 and $139,918,328, respectively.

(3) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services

                                                      ADVANTUS MONEY MARKET FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(3) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED) and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent. The Fund has engaged PFPC Global Fund Services, Inc. (formerly First Data Investor Services Group) to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

    The Fund has adopted a Plan of Distribution relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Plan provides for a service fee up to .25 percent of average daily net assets to be paid to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. Prior to February 1, 1999, the Plan provided for a distribution fee up to .30 percent of average daily net assets. Ascend is currently waiving all of the Rule 12b-1 fees from the Fund in the amount of $54,890 for the period ended March 31, 2000.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund has entered into a shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $5,100 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,100 per month.

    Advantus Capital directly incurs and pays the Fund's operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended March 31, 2000, Advantus Capital voluntarily agreed to absorb $171,541 in expenses which were otherwise payable by the Fund.

    As of March 31, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 3,047,523 shares or 7.9 percent of the Fund's total shares outstanding.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,625.

ADVANTUS MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                  PERIOD FROM
                                  OCTOBER 1,
                                    1999 TO
                                   MARCH 31,                     YEAR ENDED SEPTEMBER 30,
                                     2000        ---------------------------------------------------------
                                  (UNAUDITED)     1999       1998       1997       1996         1995(A)
                                  -----------    -------    -------    -------    -------    -------------
Net asset value beginning of
  period......................    $  1.00        $  1.00    $  1.00    $  1.00    $  1.00       $  1.00
                                  -------        -------    -------    -------    -------       -------
Income from investment
  operations:
  Net investment income.......        .02            .04        .05        .05        .05           .05
                                  -------        -------    -------    -------    -------       -------
    Total from investment
      operations..............        .02            .04        .05        .05        .05           .05
                                  -------        -------    -------    -------    -------       -------
Less distributions:
  Dividends from net
    investment income.........      (.02)           (.04)      (.05)      (.05)      (.05)         (.05)
                                  -------        -------    -------    -------    -------       -------
    Total distributions.......      (.02)           (.04)      (.05)      (.05)      (.05)         (.05)
                                  -------        -------    -------    -------    -------       -------
Net asset value, end of
  period......................    $  1.00        $  1.00    $  1.00    $  1.00    $  1.00       $  1.00
                                  =======        =======    =======    =======    =======       =======
Total return (b)..............       2.45%          4.24%      4.78%      4.69%      4.74%         5.02%
Net assets, end of period (in
  thousands)..................    $38,504        $41,203    $60,901    $54,491    $43,953       $36,107
Ratio of expenses to average
  daily net assets (c)........        .85%(d)        .85%       .85%       .85%       .85%          .85%
Ratio of net investment income
  to average daily net
  assets (c)..................       4.86%(d)       4.17%      4.68%      4.61%      4.64%         4.93%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value.
(c) The Fund's Distributor and Adviser voluntarily waived or absorbed $226,431, $371,434, $323,639, $288,928, $261,733 and $240,231 in expenses for the period ended March 31, 2000, and the years ended September 30, 1999, 1998, 1997, 1996 and 1995. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.95%, 1.56%, 1.41%, 1.43%, 1.51% and 1.66%, respectively, and the ratio of net investment income to average daily net assets would have been 3.75%, 3.46%, 4.12%, 4.03%, 3.98% and 4.12%, respectively.
(d)  Adjusted to an annual basis.

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.7 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

   THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS. THIS MAY BE USED AS SALES
                                 LITERATURE IN
      CONNECTION WITH THE OFFER OR SALE OF THE ADVANTUS MONEY MARKET FUND
        IF PRECEDED OR ACCOMPANIED BY (A) THE CURRENT PROSPECTUS FOR THE
                ADVANTUS MONEY MARKET FUND, AND (B) THE CURRENT
                    ADVANTUS MUTUAL FUND PERFORMANCE REPORT.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                               PRESORTED STANDARD
400 ROBERT STREET NORTH                                        U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                          ST. PAUL, MN
                                                                PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48642 Rev. 5-2000